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                                    EXHIBIT G

                         REFERRAL AND SERVICE AGREEMENT

         THIS SERVICE AND REFERRAL AGREEMENT (this "Agreement"), is dated as of the 1st day of October, 1999, by and between INFRASTRUCTURE DEFENSE, INC., a Delaware corporation (the "Company"), and HOMECOM COMMUNICATIONS, INC., a Delaware corporation ("HomeCom"). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Asset Purchase Agreement dated of even date herewith by and between the Company and HomeCom (the "Asset Purchase Agreement").

         WHEREAS, pursuant to the terms of the Asset Purchase Agreement, HomeCom will sell to the Company all of the business and assets of HomeCom's internet security division (the "Division");

         WHEREAS, the Company and HomeCom have agreed (i) that HomeCom will be entitled to receive a referral fee in connection with HomeCom's referral of customers and clients (other than existing customers and clients of the Division) as set forth herein, and (ii) the Company has agreed to provide certain services to HomeCom in accordance with this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for good and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and HomeCom agree as follows:

         1. INTERNAL SECURITY AUDITS. The Company agrees to provide HomeCom with annual internal security audits of HomeCom's information technology systems and networks at no cost for 10 years in accordance with reasonable commercial standards, limited to current corporate headquarters operations of HomeCom in its current state of configuration (except for changes to the location of corporate headquarters or the state of configuration which do not increase the burden or cost to the Company of providing such audits) and, in any event, not exceeding $40,000 worth of audit service value in any year, as determined in good faith by the Company using industry standards to the extent readily obtainable; provided, however, that the Company reserves the right to substitute an audit procedure of equal or better value or, with the consent of HomeCom (which consent shall not be unreasonably withheld), to subcontract the audit out to a third-party or affiliated qualified vendor. The foregoing sentence notwithstanding, the Company shall not be obligated to provide audit services
(i) until HomeCom has satisfied all material covenants and agreements contained in the Asset Purchase Agreement, and (ii) if HomeCom is then in breach of any material representation or warranty contained in the Asset Purchase Agreement. The timing of such audits shall be within the reasonable discretion of the Company. If HomeCom wishes to engage the Company to install software or otherwise implement any recommendations resulting from the Company's annual audit, such services will be provided for additional charges agreed to by the parties at the time of such engagement.

         2. REFERRAL FEE. HomeCom will be entitled to receive a referral fee for referrals by HomeCom to the Company of customers who purchase the Company's iALERT Reports (or such other products and services as may be specified by mutual agreement of the parties from time to time), based upon a two-tier fee structure, as follows: (A) for the referral, including name, telephone number and other basic contact information, by HomeCom of a person or entity desiring to purchase iALERT


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Reports who, within 180 days after such referral, purchases iALERT Reports from the Company, HomeCom will be entitled to receive a referral fee equal to 5% of subscription payments actually received by the Company (less discounts, rebates, returns and other deductions) from such referred customer during the first year of service by the Company to such referred customer, or (B) for the referral by HomeCom of a current customer or customer of a current customer, provided that virtually all of the preliminary marketing development work has been done by HomeCom and the Company merely participates in the closing of the deal and provision of the iALERT Reports, HomeCom will be entitled to receive a referral fee (in lieu of and not in addition to the referral fee described in clause (A) above) equal to 20% of subscription payments actually received by the Company (less discounts, rebates, returns and other deductions) from such referred customer for so long as such referred customer continues to subscribe to iALERT Reports; PROVIDED, HOWEVER, that HomeCom shall not be entitled to any referral fee or other payment with respect to any person or entity who is an existing client or customer of the Division or who purchased products or services from the Division within three years of the date hereof, it being understood that the Purchase Price paid pursuant to the Asset Purchase Agreement includes payment in respect of the Division's customer and client list. The determination of which level of commission is payable to HomeCom in any particular instance will be determined by the Company in an exercise of its good faith judgment.

         3. HOMECOM OBLIGATIONS.

                  3.1 ACCESS TO INFORMATION AND PERSONNEL. HomeCom shall provide the Company with details concerning its systems, network and software, information concerning unauthorized intrusions into its systems, network and software and access to knowledgeable HomeCom personnel to respond to questions and otherwise to assist the Company in performing its audit services hereunder. HomeCom agrees that the Company may include such details in its database, but shall not reuse or republish such matters in any manner that identifies HomeCom as the source of or otherwise associated with such data.

                  3.2 IMPLEMENTATION OF RECOMMENDATIONS. HomeCom shall be solely responsible for determining whether and how to implement any recommendations resulting from the Company's audit. HomeCom acknowledges and agrees that the Company shall have no liability for HomeCom's failure to implement one or more of the recommendations; any complications, incompatibilities, costs, or other problems with the systems or networks which directly or indirectly arise from the implementation of any recommendation; or any inadequacy or failure of any implemented recommendations to avert, detect or prevent security breaches, losses, intrusions or other occurrences or the consequences thereof.

         4. DISCLAIMER OF WARRANTIES. ALL ASPECTS OF THE AUDIT SERVICES PROVIDED BY THE COMPANY UNDER THIS AGREEMENT ARE PROVIDED ON AN "AS IS" BASIS WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF TITLE OR NON-INFRINGEMENT OR THE IMPLIED WARRANTIES OR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN PARTICULAR, THE COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES (I) CONCERNING THE ACCURACY, COMPLETENESS, OR RELIABILITY OF ANY SERVICES, REPORTS, RECOMMENDATIONS, OR INFORMATION PROVIDED UNDER THIS AGREEMENT, OR (II) THAT THE CONTENT OF SUCH SERVICES, REPORTS, RECOMMENDATIONS, OR INFORMATION ARE APPROPRIATE, AUTHORIZED, OR LAWFUL IN ALL COUNTRIES, STATES, OR OTHER JURISDICTIONS; OR (III) THAT THE SERVICES




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AND/OR RECOMMENDATIONS PROVIDED WILL AVERT, DETECT OR PREVENT SECURITY BREACHES,
LOSSES, INTRUSIONS OR OTHER OCCURRENCES AND/OR THE CONSEQUENCES THEREFROM THAT THE SERVICES AND/OR RECOMMENDATIONS ARE DESIGNED OR INTENDED TO AVERT, DETECT OR PREVENT OR (IV) THAT ANY ELECTRONIC FILES OR TRANSMISSIONS PROVIDED BY THE COMPANY WILL BE FREE FROM ERRORS, VIRUSES OR OTHER HARMFUL ELEMENTS; OR (V) CONCERNING THE RESULTS WHICH WILL BE OBTAINED FROM THE USE OF SUCH SERVICES, REPORTS, RECOMMENDATIONS OR INFORMATION.

         5. LIMITATION ON LIABILITY AND DAMAGES. IN NO EVENT SHALL THE COMPANY OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, OR THIRD PARTY CONTENT PROVIDERS BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING BUT NOT LIMITED TO LOST PROFITS, LOST OPPORTUNITIES, IMPAIRED REPUTATION, LOST SOFTWARE OR DATA, FAILURE TO REALIZE EXPECTED SAVINGS OR INVESTMENT LOSSES) ARISING OUT OF OR IN CONNECTION WITH THE ANNUAL AUDIT OR OTHER SERVICES PROVIDED UNDER THIS AGREEMENT WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, AND WHETHER OR NOT THE COMPANY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. IF THE COMPANY SHOULD BE FOUND LIABLE FOR ANY LIABILITY, DAMAGE, LOSS, COST AND EXPENSE, THE MAXIMUM AGGREGATE LIABILITY OF THE COMPANY OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, OR THIRD PARTY CONTENT PROVIDERS SHALL BE STRICTLY LIMITED TO $40,000. THIS AGGREGATE LIMITATION SHALL APPLY EVEN IF SUCH LIABILITY, DAMAGE, LOSS, COST AND EXPENSE ARE DUE DIRECTLY OR INDIRECTLY TO (I) THE FAILURE OR INADEQUACY OF THE AUDIT, RECOMMENDATIONS OR OTHER SERVICES TO AVERT, DETECT OR PREVENT SECURITY BREACHES, LOSSES, INTRUSIONS OR OTHER OCCURRENCES AND/OR THE CONSEQUENCES THEREFROM, (II) THE COMPANY'S BREACH OF CONTRACT OR WARRANTY, (III) THE COMPANY'S NEGLIGENCE (ACTIVE, PASSIVE OR OTHERWISE), STRICT LIABILITY, VIOLATION OF ANY APPLICABLE LAW, AND/OR ANY OTHER ALLEGED FAILURE ON THE PART OF COMPANY, ITS AGENTS AND/OR EMPLOYEES, IRRESPECTIVE OF CAUSE OR ORIGIN; AND/OR (IV) ANY OTHER CAUSE OR REASON.

         6. SOLE AND EXCLUSIVE REMEDY. HOMECOM'S EXCLUSIVE REMEDIES WITH RESPECT TO ANY AND ALL LIABILITIES, LOSSES, COSTS OR DAMAGES RESULTING FROM ANY CAUSE WHATSOEVER, INCLUDING BUT NOT LIMITED TO THE COMPANY'S BREACH OF CONTRACT OR NEGLIGENCE, SHALL BE TO RECEIVE AN AMOUNT EQUAL TO THE ACTUAL DAMAGES SUFFERED BY HOMECOM DIRECTLY CAUSED BY THE COMPANY (SUBJECT TO THE MAXIMUM LIMITATION SET FORTH IN SECTION 5) AND TO REQUIRE THE COMPANY TO REPERFORM THE AUDIT SERVICES.

         7. LIABILITY FOR LOST DATA. The Company shall not be responsible for the repair of damage to or the replacement or restoration of, any software or data files resulting from accident, transportation, neglect or misuse; intentional acts by persons or entities other than the Company, failure of electrical power, air conditioning or humidity control, or other causes beyond its control. HomeCom shall be responsible for regularly backing up all software and data on HomeCom's systems and network. If any act or omission of the Company directly causes any loss or damage to HomeCom's software or data, the


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Company's sole obligation and HomeCom's sole remedy shall be the Company's provision of reasonable assistance to restore the lost software and data from the most recent backup copy maintained by HomeCom. The Company shall have no obligation with respect to lost software or data under any other circumstances or to recover, restore or re-enter any other software, data, information or records.

         8. FORCE MAJEURE. The Company shall be excused from fulfilling its contractual obligations hereunder if it is prevented or delayed in such performance by force majeure conditions beyond its reasonable control including, but not limited to, fire or explosions; lockouts; strikes; labor shortages or disturbances; acts of God, including, but not limited to, floods, hurricanes, tornadoes, earthquakes, unusually severe weather, and natural disasters; war; insurrection; derailment that causes the normal route of movement to be impassable or other casualty; acts of the public enemy; acts of governmental authority; embargo; quarantine; and acts or omissions of third parties. The Company will as soon as practicable notify HomeCom of the existence of a force majeure condition and will use commercially reasonable efforts to continue to perform its obligations to the extent practicable and to recommence performing all obligations as soon as possible after the force majeure condition has ended.

         9. SEVERABILITY. HomeCom and the Company agree and acknowledge that the provisions of this Agreement shall be devisable and separate, so that, if any provision or provisions of this Agreement are held to be unreasonable, unlawful, or unenforceable, such holdings shall not impair or render invalid the remaining provisions of this Agreement. If any provision hereof is held to be too broad or unreasonable in duration, scope or character of restriction to be enforced, such provisions shall be modified to the extent necessary so that any provision or portion hereof shall be legally enforceable to the fullest extent permitted by law, and the parties hereto expressly authorize any Court of competent jurisdiction to enforce any such provision or portion hereof so that any and all provisions or portions hereof shall be enforced by such Court to the fullest extent permitted by law.

         10. MODIFICATIONS AND AMENDMENTS. The terms and provisions of this Agreement may not be modified or amended except with the written consent of the Company and HomeCom. None of the terms and provisions of this Agreement may be waived except in writing by the person so waiving.

         11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the Commonwealth of Virginia, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Virginia or any other jurisdiction) that would cause the application of the laws of any other jurisdiction other than the Commonwealth of Virginia.

         12. NOTICE. All notices and other communications required or permitted to be given in respect of this Agreement shall be sent by personal delivery, nationally recognized overnight courier, facsimile or certified or registered mail, to the following parties at the following addresses, or, in each case, at such other address or addresses as any party shall hereafter specify by written notice to the others:

                  (i)      If to the Company, to:

                           Infrastructure Defense, Inc.
                           6100 Lincolnia Road
                           Second Floor
                           Alexandria, Virginia 22313


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                           Attention: Kenneth J. Purfey
                           Facsimile: (703) 914-7100
                           With a copy to:

                                                  McGuire, Woods, Battle &
                                                  Boothe LLP
                                                  1750 Tysons Boulevard
                                                  Suite 1800
                                                  McLean, Virginia 22102
                                                  Attention: Clive R. G.
                                                  O'Grady, Esquire
                                                  Facsimile: (703) 712-5248

                  (ii)     If to HomeCom, to:

                           HomeCom Communications, Inc.
                           Building 14, Suite 100
                           3535 Piedmont Road
                           Atlanta, Georgia
                           Attention: Harvey Sax
                           Facsimile:  (404) 237-3060

                           With a copy to:

                                                  Jerry Sims
                                                  Sims, Moss, Kline & Davis LLP
                                                  400 Northpark Town Center
                                                  Suite 310
                                                  Atlanta, Georgia 30328
                                                  Facsimile: (770) 481-7210


All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided for in this Section, be deemed given upon receipt, (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given on the earlier of the fourth business day following mailing or upon receipt and (iv) if delivered by overnight courier to the address as provided for in this Section, be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         13. ASSIGNMENT. The Company has entered into this Agreement in reliance on the information provided by HomeCom and in reliance on its current structure and information systems. This Agreement may not be assigned or transferred by HomeCom in any manner, by operation of law or otherwise, without the prior written consent of the Company, which consent may not be unreasonably


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withheld unless such assignment would increase the burden or costs to the
Company, in which case such consent may be withheld in the Company's sole and absolute discretion.

         14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15. CUMULATIVE REMEDIES. All rights and remedies conferred under this Agreement or by any other instrument or law shall be cumulative and may be exercised singularly or concurrently.

         16. HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

         17. SURVIVAL. The provisions of Sections 4, 5, 6, 7 and this Section 17 and any other provisions which by its nature is intended to survive shall survive any termination or expiration of this Agreement.

         18. ALLOCATION OF RISK. This Agreement in general and the limitations of liabilities and disclaimer of warranties set forth in Sections 5, 6 and 7 in particular represent a mutually agreed upon allocation of risk and the consideration provided for in this Agreement and the Asset Purchase Agreement has been calculated to reflect such allocation of risk.


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         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their authorized officers as of the day and year first above written. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute but one Agreement.


WITNESS:                                      INFRASTRUCTURE DEFENSE, INC., a
                                              Delaware corporation


                                              By
-----------------------------                 ---------------------------------
Name:                                         Name: Kenneth J. Purfey
                                              Title: Vice President and
                                                     Chief Financial Officer


                                               HOMECOM COMMUNICATIONS, INC. a
                                               Delaware corporation



                                               By
-----------------------------                     ----------------------------
Name:                                             Name:
                                                  Title:


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